CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Eastbridge Investment Group Corp . (the “Company”) for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Keith Wong, Chief Executive Officer and Norm Klein, Chief Financial Officer of Eastbridge Investment Group Corp, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2006

                                      /s/ Keith Wong

                                      Keith Wong

                                      Chief Executive Officer

                                      /s/ Norm Klein

                                      Norm Klein

                                      Chief Financial Officer